Exhibit 10.1

                             STOCK OPTION AGREEMENT
                                       OF
                     SAND HILL IT SECURITY ACQUISITION CORP.


     THIS AGREEMENT (this "Agreement") is made and entered into this ___ day of January, 2005, between Sand Hill IT Security Acquisition Corp., a Delaware corporation (the "Company"), and _______________ (the "Advisor") in connection with the grant of an option (the "Option") to acquire common stock, par value $.01 (the "Stock") of the Company.

                                    RECITALS:

     A. The Company and Advisor wish for Advisor to perform certain services to the Company, by acting as a member of the Company's Advisory Board (as defined below), pursuant to an Advisor Agreement dated January 25, 2005 (the "Advisor Agreement");

     B. Advisor wishes to have a right to purchase Stock of the Company and the Company desires to encourage him to advance the interests of the Company through the right to purchase Stock upon the terms contained in this Agreement; and

     C. The parties acknowledge that the right to purchase Stock is not the fulfillment of any prior agreement of the parties, either written or oral.

     NOW, THEREFORE, in consideration of these premises and covenants contained herein, the parties agree as follows:

     1. Definitions. For purposes of this Agreement, defined terms shall have the meanings specified below:

          (a) "Advisory Board" shall mean a board of independent members appointed by the Board to serve as advisors to the Company in connection with its search for a target business and the structuring of a Business Combination (as defined below).

          (b) "Board of Directors" shall mean the Board of Directors of the Company.

          (c) "Business Combination" shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of a company which is an operating business in the information technology security industry.

          (d) "Effective Date" shall mean the date of consummation of a Business Combination.

          (e) "Option Term" shall mean the term beginning on the Effective Date and ending on the Termination Date (as defined below).

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          (f)  "Securities  Act"  shall  mean the  Securities  Act of  1933,  as amended.

          (g) "Termination Date" shall mean the earlier of: (i) the date the Advisor Agreement is terminated; (ii) five (5) years from the date hereof; or (iii) January 31, 2006, if a Business Combination is not consummated on or before that date. The termination of the Advisor Agreement with the Company may be made by the Company in its sole discretion.

     2. Grant of Option. Subject to the terms and conditions set forth in this Agreement, the Company grants to Advisor an Option to purchase from the Company during the Option Term, an aggregate of up to fifteen thousand (15,000) shares of Stock at an exercise price of $4.75 per share, which Stock shall be subject to adjustment, if any, as provided in Section 9 of this Agreement. Subject to the conditions contained in this Agreement, including, but not limited to
Section 3, this Option shall be exercisable by Advisor on or after the Effective Date and prior to the Termination date.

     3. Method of Exercise and Payment.

     (a) The Option that has become exercisable pursuant to Section 2 may only be exercised in whole or in part subsequent to or concurrent with the consummation of a Business Combination.

     (b) The shares of Stock subject to this Option shall vest 50% of the total number of shares of Stock initially subject to this Option on each of the first and second anniversary of the date hereof.

     (c) The Option must be exercised by written notice to the Company at the address provided in this Agreement on or following the Effective Date, which written notice shall:

         (i)   specify the number of shares of Stock to be purchased;

         (ii) if the person exercising this Option is not Advisor himself, contain or be accompanied by evidence satisfactory to the Board of Directors of such person's right to exercise this Option;

         (iii) be accompanied by payment in full of the purchase price in cash, by certified or cashier's check, by money order, or by a combination of the above; provided, however, that the Board of Directors may, in its discretion, accept a personal check from Advisor; and

         (iv) be effective only if a Business Combination is consummated prior to the Termination Date.

     (d) The Board of Directors may, in its discretion, require Advisor to pay to the Company at the time of exercise of this Option (or portion of this Option) the amount that the Company deems necessary to satisfy its obligation to

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withhold Federal, state or local income or other taxes incurred by reason of the exercise. Where the exercise of this Option does not give rise to an obligation to withhold Federal income or other taxes on the date of exercise, the Company may, if tax laws require the Company to later withhold taxes, require Advisor to place shares of Stock purchased under this Option in escrow until such time as Federal income or other tax withholding is no longer required or is satisfied with respect to such shares. At such later time, the Company, in its discretion, may require Advisor to pay to the Company the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise of this Option or the disposition of shares of Stock.

     4. Representations of Advisor and Compliance with Securities Laws.

     (a) Advisor agrees that this Option and the shares of Stock acquired upon exercise of this Option shall be acquired for his own account for investment only and not with a view to, or for resale in connection with, any distribution or public offering within the meaning of the Securities Act or other applicable securities laws. Advisor represents that he is knowledgeable in making investments similar to receiving rights under this Option, and has been given the opportunity to review such information about the Company as to make a fully informed decision to acquire this Option. No guaranties have been given by the Company regarding the value of the Option or the future value of the Stock.

     (b) Nothing in this Option shall require the Company to issue any shares upon exercise of this Option if such issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect. At the time of any exercise of this Option, the Company may, as a condition precedent to the exercise of this Option, require from Advisor (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning his intentions with regard to the retention or disposition of the shares being acquired by exercise of this Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by Advisor (or in the event of his death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act, or any other applicable state or federal statute or regulation, as then in effect. Certificates for shares of Stock, when issued, may have the following or similar legend, or statements of other applicable restrictions, endorsed on them, and may not be immediately transferable:

     The shares of stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, in reliance upon an exemption from registration. Without such registration, these shares may not be sold, transferred, assigned or otherwise disposed of unless, in the opinion of the Company and its legal counsel, such sale, transfer, assignment or disposition will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission, and any applicable state securities laws.

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     5. Transfer and Exercise of Option.  This Option shall not be  transferable by Advisor, except by will or by the laws of descent and distribution. No assignment or transfer of this Option, or any rights hereunder, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by will or by the laws of descent or distribution, shall vest in the assignee or transferee any interest or right whatsoever in this Option or any rights hereunder. During Advisor's lifetime this Option may be exercised only by him. Any existence of community property rights of Advisor's spouse shall not permit any exercise by his spouse.

     6. Surrender of Option. If this Option is exercised in part by Advisor, Advisor shall, if requested, deliver this Agreement and any other written agreements with respect to this Option to the Company to be endorsed with a notation of such exercise and returned to Advisor.

     7. Expiration of Option Upon Termination Date. That portion of the Option which has not been exercised shall terminate and be forfeited to the Company on the Termination Date. Notwithstanding anything contained herein to the contrary, if a Business Combination has not been consummated prior to the Termination Date, the Option shall terminate and be forfeited to the Company on the Termination Date.

     8. Status of Advisor. Advisor shall not be deemed a stockholder of the Company with respect to any of the shares of Stock subject to this Option, except to the extent that such shares shall have been purchased by him. No adjustment shall be made for dividends or other distributions or other rights for which the record date is prior to the date this Option is exercised, except as provided in Section 9. The Company shall not be required to issue or transfer any certificates for shares of Stock purchased upon exercise of this Option until all applicable requirements of law have been satisfied. Advisor agrees to furnish to the Company all information requested by the Company to enable it to comply with any reporting requirements imposed on the Company by any applicable statute or regulation.

     9. Adjustment of Shares.

     (a) If at any time while unexercised Options are outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, merger, consolidation, liquidation or any combination or exchange of shares, then, and in such event, appropriate adjustment shall be made in the number of shares of Stock and the exercise price per share thereof then subject to this Option.

     (b) The Company may change the terms of this Option, with respect to the exercise price or the number of shares of Stock subject to this Option, or both, when, in the Company's sole discretion, such adjustments become appropriate by reason of any significant corporate transaction.

     (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale

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or upon the  exercise  of rights or  warrants  to  subscribe  therefor,  or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Stock then subject to this Option.

     (d) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Stock subject to this Option; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     10. Administration of this Option.

     (a) The determinations and the interpretation and construction of any provision of this Option by the Company shall be final and conclusive.

     (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option; (ii) to construe the terms of this Option; (iii) as provided in Section 9, upon certain events to make appropriate adjustments to the exercise price and number of shares of Stock subject to this Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate. The Company may correct any defect or supply any omission or reconcile any inconsistency in this Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Company shall have full discretion to make all determinations on the matters referred to in this Section 10(b), and such determinations shall be final, binding and conclusive.

     11. Notice. Whenever any notice is required or permitted under this Agreement, such notice must be in writing and delivered (personally or by courier) or sent by mail. Any notice required or permitted to be delivered under this Agreement shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance with this Agreement. The Company or Advisor may change, at any time and from time to time, by written notice to the other, the address previously specified for receiving notices. Until changed in accordance with this Agreement, the Company and Advisor specify their respective addresses as set forth below:

                  Company:        Sand Hill IT Security Acquisition Corp.
                                  3000 Sand Hill Road
                                  Building 1, Suite 240
                                  Menlo Park, California 94025

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

                  Advisor:        __________________________
                                  __________________________
                                  __________________________


     12. Miscellaneous.

     (a) Further Assurances. Each party to this Agreement agrees to perform all further acts and to execute and deliver all further documents that may be reasonably necessary to carry out the provisions of this Agreement.

     (b) Severability. In the event that any provision of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions will not be affected, and such unenforceable provision shall be automatically modified (including modification of geographic scope and/or length of time) to the extent necessary so that it may be valid and enforceable.

     (c) Use of Terms. Whenever used in this Agreement, the singular number will include the plural, and the plural number will include the singular, and pronouns in the masculine, feminine, or neuter gender will include each other gender. Headings are used for convenience only, and are not to be given substantive effect.

     (d) Applicable Law. THIS AGREEMENT HAS BEEN EXECUTED IN AND WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     (e) Liability of the Board. The members of the Board of Directors shall not be liable for any act, omission or determination taken or made in good faith with respect to this Option, and members of the Board of Directors shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

     (f) Binding Effect. Subject to the restrictions against transfer or assignment as contained in this Agreement, the provisions of this Agreement will benefit and will be binding on the permitted successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto.

     (g) Amendment. Other than as set forth herein, this Agreement may only be amended by the written consent of all of the parties to this Agreement at the time of such amendment.

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     (h) Entire Agreement.  This Agreement, and the Advisor Agreement,  contains the entire  understanding  between the  parties  concerning  the subject  matter
contained  herein  and  therein.  There  are  no  representations,   agreements,
arrangements or understandings, oral or written, between or among the parties hereto, relating to the subject matter herein or therein, which are not fully expressed herein or therein. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement.


                            [Signature Page Follows]






















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     IN WITNESS  WHEREOF,  the Company has caused this  Agreement to be executed and Advisor has set his hand on the day and year first above written.

                         "COMPANY"        SAND HILL IT SECURITY
                                          ACQUISITION CORP.


                                          By:__________________________________
                                          Name:________________________________
                                          Title:_______________________________


                         "ADVISOR"

                                          By:__________________________________


















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